U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)                                                                                     June 6, 2008

PNG VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29735	88-0350286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3001 Knox Street, Suite 303
Dallas, Texas 75205
(Address of principal executive offices)

866-765-4940
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2008, certain parties filed suit (the “Action”) against PNG Ventures, Inc. (the “Company”). The lawsuit involves claimed damages relating to the Company’s assumption of certain debts in connection with a binding letter of intent (the “LOI”) entered into and previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission. Subsequently, the Company entered into a Settlement Agreement and Release (the “Settlement Agreement”) whereby the Company settled all claims regarding the Action through the issuance of two convertible promissory notes. The final settlement and issuance of these notes under the Settlement Agreement is contingent upon the closing of certain events as disclosed in the LOI. The Settlement Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of these notes are more fully set forth in Item 2.03 below.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, the Company entered into two settlement agreements whereby the Company will issue 220,000 shares of its common stock (the “Common Stock”) to two parties. Such terms, when finalized, will be subject to the closing of certain events as disclosed in the LOI.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

As disclosed above in Section 1.01, the Company entered into the Settlement Agreement whereby, contingent upon the closing of certain events as disclosed in the LOI, the Company will be required to issue two convertible promissory notes. The first convertible promissory note (the “Initial Note”) has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the Initial Note, the Company entered into an escrow agreement (the “Initial Escrow Agreement”) and issued shares into escrow underlying the conversion of the Initial Note. The Initial Escrow Agreement has been filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The second convertible promissory note (the “Second Note”) has been filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the Second Note, the Company entered into an escrow agreement (the “Second Escrow Agreement”) and issued shares into escrow underlying the conversion of the Second Note. The Second Escrow Agreement has been filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits.

Number	Description

10.1	Settlement Agreement and Release

10.2	Initial Convertible Promissory Note

10.3	Initial Escrow Agreement

10.4	Second Convertible Promissory Note

10.5	Second Escrow Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PNG Ventures, Inc.
Date: June 6, 2008	/s/ Kevin Markey By: Kevin Markey Its: Interim Chief Executive Officer